COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Columbia Money Market Fund, Variable Series

(the “Fund”)

Supplement dated November 30, 2009 to the

Prospectus dated May 1, 2009, as supplemented

The section of the prospectus captioned “Buying, Selling and Transferring Shares – Shareholder Information – Order Processing” is deleted in its entirety and replaced with the following:

Order Processing

Orders to buy and sell shares of the Fund that are placed by your participating insurance company are processed on business days. Orders received in good form by the Transfer Agent or a selling and/or servicing agent, including your participating insurance company, by 4:00 p.m. Eastern time will receive that day’s net asset value per share.

Orders received after the end of a business day will receive the next business day’s net asset value per share. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its net asset value per share. The business day that applies to an order is also called a trade date.

Shareholders should retain this supplement for future reference.